=====================================      =====================================
THE GANNETT WELSH & KOTLER FUNDS
222 Berkeley Street                                   [LOGO] THE
Boston, Massachusetts 02116                                  GANNETT
                                                             WELSH &
BOARD OF TRUSTEES                                            KOTLER
Zoe Aponte                                                   FUNDS
Benjamin H. Gannett
Morton S. Grossman
Harold G. Kotler
Timothy P. Neher                            --------------------------------
Josiah A. Spaulding, Jr.                            GW&K EQUITY FUND
Allan Tofias                                --------------------------------
                                               GW&K LARGE CAP GROWTH FUND
INVESTMENT ADVISER                          --------------------------------
GANNETT WELSH & KOTLER, INC.
222 Berkeley Street
Boston, Massachusetts 02116
(617) 236-8900

TRANSFER AGENT
INTEGRATED FUND SERVICES, INC.                      SEMI-ANNUAL REPORT
P.O. Box 5354                                         MARCH 31, 2001
Cincinnati, Ohio 45201-5354                             (UNAUDITED)

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 888-GWK-FUND
                       (888-495-3863)
=====================================      =====================================

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                              MAY 15, 2001
================================================================================

Dear Fellow Shareholders,

This is the fifth semi-annual letter for the GW&K Equity Fund. I have been the manager of the Fund for the entire time, including the years we managed the fund's predecessor, the GW&K Limited Partnership. This report will include my letter and that of Luis Raposo on the GW&K Large Cap Growth Fund, in place of the President's and portfolio manager's separate letters.

Over the years, a lot has happened. The current equity market may not make each of you as relaxed about your investments as you were for much of the time. We believe that uncomfortable periods are the times investors can make their best moves, and comfortable times are when they must be most wary.

As you know, if you have been a shareholder for more than a year, we were not worried about inflation or the economy nearly to the extent others were, but we were worried about stock valuations perhaps more than others. We began selling technology positions in February of last year, and continued selling into January of this year. We stated last September that we would hold larger than normal cash positions as we expected that the Presidential Election and economic news might provide the background for less confidence. We would be the first to confess that the change in attitudes and the dramatic slowdown in many technology companies were more pronounced than we expected.

The Fund's results brought mention in a number of periodicals, the most notable occurring in the March issue of Mutual Funds magazine. We were featured for our leading three-year record ending December 31, 2000. Our fundamental approach and value work, which led us to sell stocks when we believed they were too expensive, rather than hoping for higher highs, allowed us to capture much of their price increase and avoid much of the subsequent decline. For the past three months, ended March 31, 2001, the Fund's total return showed a decline of -10.55%, which compared with -11.86% for the Standard & Poor's 500 Index and -6.51% for the Russell 2000 Index of smaller companies. These results placed the Fund in the 8th percentile, or 33rd out of 469 funds, in the Lipper Multi-Cap Growth Fund category and in the 53rd percentile, or 482nd out of 906 funds, in the Morningstar Growth and Income Fund group.

For the first six months of the Fund's fiscal year, total return was -19.19%. The S&P 500 was down -18.76% and the Russell 2000 index -12.96%. For the twelve-month period ending March 31, 2001 the total return for the GW&K Equity Fund was -13.31%, which compared with -21.68% for the S&P 500 Index, -15.33% for the Russell 2000 Index, and average returns of -40.22% and -10.70% for Lipper Multi-Cap Growth Funds and Morningstar Growth and Income Funds, respectively. For the last twelve months, the Fund ranked 424 out of 881 Morningstar Growth &

GW&K EQUITY FUND
LETTER TO SHAREHOLDERS                                              MAY 15, 2001
================================================================================

Income Funds and 19 out of 405 Lipper Multi-Cap Growth Funds, which places it in the 49th and 5th percentiles, respectively. In addition, Morningstar rated the Fund with five stars out of five for total performance for the three-year period ending 3/31/01.

We still hold higher than normal cash, at a bit more than 10% of the Fund. During the volatile markets we have had since last summer, cash allows us to move quickly and buy shares of businesses we believe have excellent longer-term prospects when they sell at distress prices. We think a comparison to what happened to the biotechnology stocks in the early 1990s is a reasonable parallel to today's technology stock meltdown. While leading biotech stocks declined 60% to 90% during the 1991 to 1993 period, their subsequent growth produced terrific returns to those who bought them.

We have often written about the attributes of mixing some smaller capitalization stocks with our larger and steadily growing holdings. For the past year or so, their performance has been good relative to larger capitalization issues. Value stocks, of course, have been solid performers and ours have been important contributors to our results. We believe our diversification, not only of growth and value stocks, and of large and small cap issues, but also among virtually all economic sectors, will continue to allow the Fund to succeed in almost any market environment. This has been our plan for all of the past ten years, and we have no intention of changing. Our efforts remain concentrated on fundamental research, uncovering excellent businesses that can maintain their growth for many years and whose stocks sell at reasonable valuations.

Sincerely,

Edward B. White, CFA, CIC
GW&K Equity Fund
Portfolio Manager

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                              MAY 15, 2001
================================================================================

Dear Fellow Shareholders,

Returns over the last six months were disappointing for the GW&K Large Cap Growth Fund and growth stock investors in general. The six month return for the Fund was -40.30% compared with -18.76% for the S&P 500 Index, -37.79% for the Russell 1000 Growth Index (a measure of large capitalization growth stocks), -49.82% for the NASDAQ Composite Index, and -35.28% for the Lipper Large Cap Growth Fund Average. Market returns were some of the worst in recent history with the technology-laden NASDAQ retreating over 60% from its March 2000 high. Besides technology, the communications, pharmaceutical, biotechnology, finance and energy sectors also produced negative returns. In the midst of all this turmoil, there were a few sectors that produced positive returns in the period. These were generally lower valuation stocks in the retail, healthcare services and cyclical industries. Our overweight position in the technology and communications sectors and our lack of value stocks hurt our performance.

WHAT HAPPENED TO THE MARKET? We believe the market downturn was a result of a convergence of high valuations/expectations with a sudden economic slowdown. The caution expressed by companies reflects the weakening economy, reduced consumer confidence, cuts in capital spending and poor earnings visibility. Adding to these concerns, several large capitalization companies pre-announced earnings below expectations and guided future earnings growth either down or negative, sending the market lower. As for valuations, we saw a significant compression of price/earnings ratios, or a reduction on how much investors are willing to pay for growth stocks due to the uncertainty of future earnings growth.

ARE THERE ANY POSITIVES? Yes. A lower interest rate environment has been historically good for stocks, especially growth stocks. One should not underestimate the impact of lower interest rates. There is, however, a nine to twelve month lag before the positive impact flows through the economy. Other positive factors for the economy include mortgage refinancing activity and the proposed tax cuts, both of which will put more money in people's pockets. Benign inflation is another major positive. So we think the positives offset the negatives. We expect the economy to turn at the earliest in the fourth quarter, but more likely in early 2002. The equity market, which usually leads by six months, should improve sometime this summer or early fall.

WITH THE  SIGNIFICANT  PRICE AND  EARNINGS  DECLINES IN THE  TECHNOLOGY  SECTOR,
SHOULD WE BE SELLING TECHNOLOGY STOCKS? We expect continued weak earnings results through 2001 but then a sharp earnings rebound next year. While the market seems to be discounting the poor results for all of 2001, we estimate an upturn by mid-year as stock prices usually lead the fundamental turnaround by six months. We are using this opportunity to invest in technology companies that are well

GW&K LARGE CAP GROWTH FUND
LETTER TO SHAREHOLDERS                                              MAY 15, 2001
================================================================================

positioned with excellent long-term growth prospects and attractive valuations. We are invested in stocks that are direct and indirect beneficiaries of the growth of the storage, optical, broadband and wireless industries.

Other important sectors in the Fund, and those that we continue to be bullish on, are healthcare, retail and financials. We significantly increased our exposure to financials early this year, focusing on attractively valued stocks with good credit quality and strong growth prospects that will benefit from lower interest rates.

WHAT NOW? We stay true to our investment style even when the market favors other styles. We buy growth companies, and when growth is out of favor as it has been recently, performance suffers. We believe the combination of top-down macro themes with bottom-up fundamental research, and understanding our companies well, will provide superior long-term after-tax performance. We focus the portfolio in a core group of stocks that are market leaders with strong competitive positions, have high returns on invested capital and equity, strong management and attractive valuations. Our stocks have sustainable long-term sales and earnings growth that we believe the market will reward with higher valuations.

Overall, we are in an environment of lowered expectations, continued interest rate cuts, and low inflation. We expect growth stocks to benefit from these factors as they have historically.

Sincerely,

Luis M. Raposo, CFA
GW&K Large Cap Growth Fund
Portfolio Manager

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)
========================================================================================
                                                                               GW&K
                                                              GW&K           LARGE CAP
                                                             EQUITY           GROWTH
                                                              FUND             FUND
----------------------------------------------------------------------------------------

ASSETS
Investments in securities:
     At amortized cost ...............................    $ 68,638,171     $  1,984,354
                                                          ============     ============
     At market value (Note 2) ........................    $ 92,832,661     $  1,373,778
Cash .................................................              --          445,057
Dividends and interest receivable ....................          91,477            1,253
Receivable for capital shares sold ...................         123,850           45,308
Organization expenses, net (Note 2) ..................           4,467               --
Receivable from Adviser ..............................              --           12,949
Other assets .........................................          20,203            1,573
                                                          ------------     ------------
     TOTAL ASSETS ....................................      93,072,658        1,879,918
                                                          ------------     ------------

LIABILITIES
Payable for capital shares redeemed ..................           9,480          445,048
Payable for securities purchased .....................       1,387,973               --
Payable to affiliates (Note 4) .......................          76,915            4,000
Other accrued expenses and liabilities ...............          42,945            9,833
                                                          ------------     ------------
     TOTAL LIABILITIES ...............................       1,517,313          458,881
                                                          ------------     ------------

NET ASSETS ...........................................    $ 91,555,345     $  1,421,037
                                                          ============     ============

Net assets consist of:
Paid-in capital ......................................    $ 68,940,340        2,370,542
Accumulated net investment loss ......................          (2,545)          (6,410)
Accumulated net realized losses from security
     transactions ....................................      (1,576,940)        (332,519)
Net unrealized appreciation (depreciation) on
     investments .....................................      24,194,490         (610,576)
                                                          ------------     ------------
Net assets ...........................................    $ 91,555,345     $  1,421,037
                                                          ============     ============

Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value) ......       5,900,649          236,665
                                                          ============     ============

Net asset value, offering price and redemption
     price per share (Note 2) ........................    $      15.52     $       6.00
                                                          ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
========================================================================================
                                                                               GW&K
                                                              GW&K           LARGE CAP
                                                             EQUITY           GROWTH
                                                              FUND             FUND
----------------------------------------------------------------------------------------

INVESTMENT INCOME
     Interest ........................................    $    335,470     $      2,868
     Dividends .......................................         271,712            1,833
                                                          ------------     ------------
TOTAL INVESTMENT INCOME ..............................         607,182            4,701
                                                          ------------     ------------

EXPENSES
     Investment advisory fees (Note 4) ...............         487,782            8,889
     Administration fees (Note 4) ....................          49,206            6,838
     Custodian fees ..................................          39,690              848
     Professional fees ...............................          23,066            6,145
     Accounting services fees (Note 4) ...............          16,000           12,000
     Registration fees ...............................          12,058            1,607
     Transfer agent fees (Note 4) ....................           6,000            6,000
     Postage and supplies ............................          10,858              632
     Trustees' fees and expenses .....................           4,250            4,250
     Distribution expenses ...........................           4,233            3,643
     Organization expenses (Note 2) ..................           6,700               --
     Reports to shareholders .........................           4,174            1,917
     Pricing fees ....................................             480              498
                                                          ------------     ------------
          TOTAL EXPENSES .............................         664,497           53,267
     Fees waived and expenses reimbursed
          by the Adviser (Note 4) ....................         (54,770)         (42,156)
                                                          ------------     ------------
NET EXPENSES .........................................         609,727           11,111
                                                          ------------     ------------

NET INVESTMENT LOSS ..................................          (2,545)          (6,410)
                                                          ------------     ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
     Net realized losses from security transactions ..      (3,982,633)        (308,850)
     Net change in unrealized appreciation/depreciation
          on investments .............................     (16,755,158)        (594,585)
                                                          ------------     ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ....     (20,737,791)        (903,435)
                                                          ------------     ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ...........    $(20,740,336)    $   (909,845)
                                                          ============     ============

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==================================================================================================================================
                                                                              GW&K                              GW&K
                                                                           EQUITY FUND                  LARGE CAP GROWTH FUND
                                                                  ----------------------------------------------------------------
                                                                   SIX MONTHS                        SIX MONTHS
                                                                      ENDED            YEAR             ENDED           PERIOD
                                                                    MARCH 31,          ENDED          MARCH 31,         ENDED
                                                                      2001           SEPT. 30,          2001           SEPT. 30,
                                                                  (UNAUDITED)          2000         (UNAUDITED)         2000(A)
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
     Net investment loss .....................................    $     (2,545)    $    (75,001)    $     (6,410)    $     (2,199)
     Net realized gains (losses) from security transactions ..      (3,982,633)      11,593,607         (308,850)         (23,669)
     Net change in unrealized appreciation/depreciation
          on investments .....................................     (16,755,158)      22,863,110         (594,585)         (15,991)
                                                                  ------------     ------------     ------------     ------------
Net increase (decrease) in net assets from operations ........     (20,740,336)      34,381,716         (909,845)         (41,859)
                                                                  ------------     ------------     ------------     ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
     Distributions from net realized gains ...................      (9,070,539)      (1,725,055)              --               --
                                                                  ------------     ------------     ------------     ------------

FROM CAPITAL SHARE TRANSACTIONS
     Proceeds from shares sold ...............................      17,078,847       18,519,421          443,617        2,266,900
     Net asset value of shares issued in
          reinvestment of distributions to shareholders ......       8,862,790        1,706,053               --               --
     Payments for shares redeemed ............................      (4,494,454)     (14,403,952)        (322,106)         (15,670)
                                                                  ------------     ------------     ------------     ------------
Net increase in net assets from capital
     share transactions ......................................      21,447,183        5,821,522          121,511        2,251,230
                                                                  ------------     ------------     ------------     ------------

TOTAL INCREASE (DECREASE) IN
     NET ASSETS ..............................................      (8,363,692)      38,478,183         (788,334)       2,209,371

NET ASSETS
     Beginning of period .....................................      99,919,037       61,440,854        2,209,371               --
                                                                  ------------     ------------     ------------     ------------
     End of period ...........................................    $ 91,555,345     $ 99,919,037     $  1,421,037     $  2,209,371
                                                                  ============     ============     ============     ============

NUMBER OF SHARES
     Sold ....................................................         949,781          983,130           58,279          221,370
     Reinvested ..............................................         499,593          110,139               --               --
     Redeemed ................................................        (257,308)        (777,082)         (41,470)          (1,514)
                                                                  ------------     ------------     ------------     ------------
     Net increase in shares outstanding ......................       1,192,066          316,187           16,809          219,856
     Shares outstanding, beginning of period .................       4,708,583        4,392,396          219,856               --
                                                                  ------------     ------------     ------------     ------------
     Shares outstanding, end of period .......................       5,900,649        4,708,583          236,665          219,856
                                                                  ============     ============     ============     ============

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================================
                                                  SIX MONTHS
                                                     ENDED            YEAR          YEAR          YEAR         PERIOD
                                                   MARCH 31,          ENDED         ENDED         ENDED         ENDED
                                                     2001           SEPT. 30,     SEPT. 30,     SEPT. 30,     SEPT. 30,
                                                 (UNAUDITED)          2000          1999          1998        1997(A)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
     Net asset value at beginning
          of period ...........................    $  21.22         $  13.99      $  10.90      $  12.93      $  10.00
                                                   --------         --------      --------      --------      --------

     Income  (loss) from investment operations:
          Net investment income (loss) ........       (0.00)           (0.02)        (0.01)         0.03          0.03
          Net realized and unrealized gains
               (losses) on investments ........       (3.84)            7.64          3.13         (0.80)         2.90
                                                   --------         --------      --------      --------      --------
     Total from investment operations .........       (3.84)            7.62          3.12         (0.77)         2.93
                                                   --------         --------      --------      --------      --------

     Less distributions:
          Dividends from net investment
               income .........................          --               --         (0.02)        (0.04)           --
          Distributions from net realized
               gains ..........................       (1.86)           (0.39)        (0.01)        (1.22)           --
                                                   --------         --------      --------      --------      --------
     Total distributions ......................       (1.86)           (0.39)        (0.03)        (1.26)           --
                                                   --------         --------      --------      --------      --------

     Net asset value at end of period .........    $  15.52         $  21.22      $  13.99      $  10.90      $  12.93
                                                   ========         ========      ========      ========      ========

RATIOS AND SUPPLEMENTAL DATA:

     Total return .............................      (19.19)%(C)       55.53%        28.62%        (5.99)%       29.30%(C)
                                                   ========         ========      ========      ========      ========

     Net assets at end of period (000's) ......    $ 91,555         $ 99,919      $ 61,441      $ 47,184      $ 37,347
                                                   ========         ========      ========      ========      ========

     Ratio of net expenses to average
          net assets(B) .......................        1.25%(D)         1.25%         1.25%         1.25%         1.25%(D)

     Ratio of net investment income (loss)
          to average net assets ...............       (0.01)%(D)       (0.09)%       (0.08)%        0.27%         0.43%(D)

     Portfolio turnover rate ..................          24%(D)           38%           28%           30%           13%(D)

(A) Represents the period from the initial public offering of shares (December 10, 1996) through September 30, 1997.
(B) Absent fee waivers and/or reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.36%(D), 1.33%, 1.36%, 1.41% and 1.51%(D) for the periods ended March 31, 2001 and September 30, 2000, 1999, 1998 and 1997, respectively (Note 4).
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
GW&K LARGE CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
==============================================================================================
                                                            SIX MONTHS
                                                               ENDED             PERIOD
                                                             MARCH 31,            ENDED
                                                               2001             SEPT. 30,
                                                            (UNAUDITED)         2000(A)
----------------------------------------------------------------------------------------------
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
     Net asset value at beginning of period ............    $    10.05         $    10.00
                                                            ----------         ----------

     Income (loss) from investment operations:
          Net investment loss ..........................         (0.03)             (0.01)
          Net realized and unrealized gains (losses)
               on investments ..........................         (4.02)              0.06
                                                            ----------         ----------
     Total from investment operations ..................         (4.05)              0.05
                                                            ----------         ----------

          Net asset value at end of period .............    $     6.00         $    10.05
                                                            ==========         ==========

RATIOS AND SUPPLEMENTAL DATA:

     Total return ......................................        (40.30)%(C)          0.50%(C)
                                                            ==========         ==========

     Net assets at end of period (000's) ...............    $    1,421         $    2,209
                                                            ==========         ==========

     Ratio of net expenses to average net assets(B) ....          1.25%(D)           1.23%(D)

     Ratio of net investment loss to average net assets          (0.72)%(D)         (0.62)%(D)

     Portfolio turnover rate ...........................            64%(D)             38%(D)

(A) Represents the period from the initial public offering of shares (July 1, 2000) through September 30, 2000.
(B) Absent fee waivers and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 6.00%(D) and 7.61%(D) for the periods ended March 31, 2001 and September 30, 2000, respectively (Note
     4).
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

THE GANNETT WELSH & KOTLER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

1.   ORGANIZATION
The GW&K Equity Fund is a diversified series of shares of The Gannett Welsh & Kotler Funds (the Trust) and the GW&K Large Cap Growth Fund is a non-diversified series of shares of the Trust (individually, a Fund, and collectively, the Funds). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 24, 1996. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Trust commenced operations on October 17, 1996, when shares of the GW&K Equity Fund were issued at $10.00 per share to affiliates of Gannett Welsh & Kotler, Inc., the Funds' investment adviser, in order to provide the initial capitalization of the Trust.

On December 10, 1996, the GW&K Equity Fund, prior to offering shares to the public, exchanged its shares for portfolio securities of GW&K Equity Fund, L.P. (the Partnership) as part of a tax-free reorganization of the Partnership. The GW&K Equity Fund acquired the securities of the Partnership at the Partnership's cost basis and holding periods, thus resulting in the acquisition of securities with unrealized appreciation of $6,218,882 as of December 10, 1996. Subsequent to the exchange transaction, the Fund began its initial public offering of shares.

The GW&K Large Cap Growth Fund began its initial public offering of shares on July 1, 2000.

The GW&K Equity Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing in a diversified portfolio of equity securities.

The GW&K Large Cap Growth Fund seeks long-term growth of capital by investing in a portfolio of large capitalization equity securities.

2.   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). U.S. Government obligations, mortgage-backed securities and municipal obligations are generally valued at their most recent bid prices as obtained from one or more of the major market makers for such securities or are valued by an independent pricing service based on estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities traded on stock exchanges or quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Funds. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Securities transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organizational expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized by the GW&K Equity Fund and are being amortized on a straight-line basis over five years.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2001:

--------------------------------------------------------------------------------
                                                                       GW&K
                                                      GW&K          Large Cap
                                                     Equity           Growth
                                                      Fund             Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ................    $ 28,688,891     $     70,831
Gross unrealized depreciation ................      (4,703,432)        (733,056)
                                                  ------------     ------------
Net unrealized appreciation (depreciation) ...    $ 23,985,459     $   (662,225)
                                                  ============     ============

Federal income tax cost ......................    $ 68,847,202     $  2,036,003
                                                  ============     ============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 2001, the GW&K Large Cap Growth Fund had capital loss carryforwards for federal income tax purposes of $7,380, none of which expire prior to September 30, 2008. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distribution to shareholders.

3.   INVESTMENT TRANSACTIONS
For the six months ended March 31, 2001, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $21,860,992 and $10,481,733, respectively, for the GW&K Equity Fund and $719,687 and $531,476, respectively, for the GW&K Large Cap Growth Fund.

4.   TRANSACTIONS WITH AFFILIATES
The President and the Treasurer of the Trust are also principals of Gannett Welsh & Kotler, Inc. (the Adviser), the Trust's investment adviser. Certain other officers of the Trust are also officers of Integrated Fund Services, Inc.
(IFS), the Trust's administrative services agent, shareholder servicing and transfer agent, and accounting services agent or IFS Fund Distributors, Inc., the Trust's principal underwriter.

ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The GW&K Equity Fund and GW&K Large Cap Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets.

In order to reduce the operating expenses of the GW&K Equity Fund and GW&K Large Cap Growth Fund for the six months ended March 31, 2001, the Adviser voluntarily waived advisory fees of $54,770 and $8,889, respectively. The Adviser also reimbursed other operating expenses of the GW&K Large Cap Growth Fund in the amount of $33,267.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For these services, IFS receives a monthly fee from each Fund at the annual rate of 0.10% on each Fund's respective average daily net assets up to $100 million; 0.075% on such net assets from $100 million to $200 million; and 0.05% on such net assets in excess of $200 million, subject to a $1,000 minimum monthly fee from each Fund.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current asset levels, of $2,500 from GW&K Equity Fund and $2,000 from GW&K Large Cap Growth Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, IFS Fund Distributors, Inc. (the Underwriter) serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of each Fund. For these services, the Underwriter receives a monthly fee of $500 per Fund. The Underwriter is an affiliate of IFS by reason of common ownership.

PLAN OF DISTRIBUTION
The Trust has a Plan of Distribution (the Plan) under which each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of capital shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the average daily net assets of each Fund.

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)
================================================================================
                                                                       MARKET
  SHARES       COMMON STOCKS -- 89.5%                                  VALUE
--------------------------------------------------------------------------------

               BASIC MATERIALS -- 2.2%
   130,000     Universal Forest Products, Inc. ................    $  1,966,250
                                                                   ------------

               CONSUMER, CYCLICAL -- 18.7%
    47,000     BJ's Wholesale Club, Inc.* .....................    $  2,248,950
    36,000     CVS Corp. ......................................       2,105,640
   130,000     DeVry, Inc.* ...................................       3,906,500
   150,000     Extended Stay America, Inc.* ...................       2,250,000
    38,000     Lowe's Companies, Inc. .........................       2,221,100
   100,000     PROVANT, Inc.* .................................         606,250
   125,000     Standard Pacific Corp. .........................       2,637,500
    80,000     Staples, Inc.* .................................       1,190,000
                                                                   ------------
                                                                   $ 17,165,940
                                                                   ------------

               CONSUMER, NON-CYCLICAL -- 11.2%
    30,000     General Mills, Inc. ............................    $  1,290,300
    25,000     Merck & Co., Inc. ..............................       1,897,500
    84,000     NCO Group, Inc.* ...............................       2,147,250
    60,000     Panamerican Beverages, Inc. ....................       1,053,000
    45,000     PepsiCo, Inc. ..................................       1,977,750
    47,000     Pfizer, Inc. ...................................       1,924,650
                                                                   ------------
                                                                   $ 10,290,450
                                                                   ------------

               ENERGY -- 10.1%
    71,944     AES Corp.* .....................................    $  3,594,322
    44,000     Noble Affiliates, Inc. .........................       1,836,120
    80,000     Questar Corp. ..................................       2,192,000
    30,000     Royal Dutch Petroleum Company ..................       1,663,200
                                                                   ------------
                                                                   $  9,285,642
                                                                   ------------

               FINANCIAL SERVICES -- 15.0%
    40,000     Bank of New York Company, Inc. .................    $  1,969,600
    45,000     BISYS Group, Inc.* .............................       2,404,688
    63,000     Capital One Financial Corp. ....................       3,496,500
    45,000     Citigroup, Inc. ................................       2,024,100
    50,000     Equity Office Properties Trust .................       1,400,000
    30,000     MBIA, Inc. .....................................       2,420,400
                                                                   ------------
                                                                   $ 13,715,288
                                                                   ------------

               HEALTH CARE PRODUCTS & SERVICES -- 4.5%
    25,000     Cardinal Health, Inc. ..........................    $  2,418,750
    70,000     IMS Health, Inc. ...............................       1,743,000
                                                                   ------------
                                                                   $  4,161,750
                                                                   ------------

GW&K EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
  SHARES       COMMON STOCKS -- 89.5% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

               INDUSTRIAL -- 5.4%
    30,000     General Electric Company .......................    $  1,255,800
    90,000     General Motors Corp. - Class H .................       1,755,000
    44,000     Tyco International, Ltd. .......................       1,902,120
                                                                   ------------
                                                                   $  4,912,920
                                                                   ------------
               TECHNOLOGY -- 12.7%
    57,000     ACT Manufacturing, Inc.* .......................    $    623,438
    27,000     Analog Devices, Inc.* ..........................         978,480
    30,000     Cabot Microelectronics Corporation* ............       1,320,000
    80,000     Cognex Corp.* ..................................       1,980,000
    35,000     Dell Computer Corp.* ...........................         899,062
    40,000     EMC Corp.* .....................................       1,176,000
   102,000     iGATE Capital Corp.* ...........................         191,250
   102,600     JDS Uniphase Corp.* ............................       1,891,688
     1,472     McDATA Corp.* ..................................          27,784
   110,000     Oracle Corp.* ..................................       1,647,800
    56,000     Take-Two Interactive Software, Inc.* ...........         798,875
                                                                   ------------
                                                                   $ 11,534,377
                                                                   ------------

               UTILITIES -- 9.7%
    40,000     Broadwing, Inc.* ...............................    $    766,000
    48,000     Enron Corp. ....................................       2,788,800
    60,000     Focal Communications Corp.* ....................         564,374
    30,000     Qwest Communications International, Inc.* ......       1,051,500
    58,000     Reliant Energy, Inc. ...........................       2,624,500
    60,000     WorldCom, Inc.* ................................       1,121,250
                                                                   ------------
                                                                   $  8,916,424
                                                                   ------------

               TOTAL COMMON STOCKS -- 89.5% (COST $57,754,551)     $ 81,949,041
                                                                   ------------

================================================================================
                                                                       MARKET
  SHARES       CASH EQUIVALENTS -- 11.9%                               VALUE
--------------------------------------------------------------------------------

10,883,620     Merrimac Cash Fund -- Institutional Class
                  (Cost $10,883,620) ..........................    $ 10,883,620
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE -- 101.4%
                  (Cost $68,638,171) ..........................    $ 92,832,661

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%)       (1,277,316)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 91,555,345
                                                                   ============

*    Non-income producing security.

See accompanying notes to financial statements.

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2001 (UNAUDITED)
================================================================================
                                                                       MARKET
  SHARES       COMMON STOCKS -- 88.6%                                  VALUE
--------------------------------------------------------------------------------
               BASIC MATERIALS-- 3.1%
     1,000     Applied Materials* .............................    $     43,500
                                                                   ------------

               CONSUMER, CYCLICAL-- 14.2%
     3,000     AT&T Corporation - Liberty Media Group - Class A*   $     42,000
     1,200     Bed Bath & Beyond, Inc.* .......................          29,475
     1,200     Comcast Corp. - Class A* .......................          50,325
     1,150     Home Depot, Inc. ...............................          49,565
     2,000     Staples, Inc.* .................................          29,750
                                                                   ------------
                                                                   $    201,115
                                                                   ------------
               CONSUMER, NON-CYCLICAL-- 8.2%
     1,000     CVS Corp. ......................................    $     58,490
       800     Pfizer, Inc. ...................................          32,760
       700     Schering-Plough Corporation ....................          25,571
                                                                   ------------
                                                                   $    116,821
                                                                   ------------
               FINANCIAL SERVICES-- 12.7%
     1,100     Citigroup, Inc. ................................    $     49,478
       600     Fannie Mae .....................................          47,760
       500     FleetBoston Financial Corporation ..............          18,875
       350     Goldman Sachs Group, Inc. ......................          29,785
     1,500     U.S. Bancorp ...................................          34,800
                                                                   ------------
                                                                   $    180,698
                                                                   ------------
               HEALTH CARE PRODUCTS & SERVICES-- 11.6%
       800     Amgen* .........................................    $     48,150
       500     Cardinal Health, Inc. ..........................          48,375
     1,050     MedImmune, Inc.* ...............................          37,669
     1,000     Millennium Pharmaceuticals * ...................          30,460
                                                                   ------------
                                                                   $    164,654
                                                                   ------------
               INDUSTRIAL-- 10.7%
     1,000     Flextronics International Ltd.* ................    $     15,000
     2,600     Sanmina Corporation* ...........................          50,862
     2,000     Tyco International, Ltd. .......................          86,460
                                                                   ------------
                                                                   $    152,322
                                                                   ------------

GW&K LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
  SHARES       COMMON STOCKS -- 88.6% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               TECHNOLOGY-- 22.8%
     1,200     Analog Devices, Inc.* ..........................    $     43,488
       200     Applied Micro Circuits Corporation* ............           3,300
       300     Brocade Communications Systems, Inc.* ..........           6,267
       100     CIENA Corp.* ...................................           4,162
     1,300     Cisco Systems* .................................          20,556
     1,000     Corvis Corporation * ...........................           7,031
     1,900     Dell Computer Corp.* ...........................          48,806
     1,600     EMC Corporation* ...............................          47,040
     1,330     JDS Uniphase Corp.* ............................          24,522
        50     Juniper Networks, Inc.* ........................           1,898
       300     McDATA Corp.* ..................................           5,662
     1,500     Nokia Oyj - ADR ................................          36,000
     1,700     Oracle Corp.* ..................................          25,466
     2,000     TyCom, Ltd.* ...................................          26,300
       500     Waters Corporation* ............................          23,225
                                                                   ------------
                                                                   $    323,723
                                                                   ------------
               UTILITIES-- 5.3%
     1,100     Qwest Communications International, Inc.* ......    $     38,556
     2,000     WorldCom, Inc.* ................................          37,376
                                                                   ------------
                                                                   $     75,932
                                                                   ------------

               TOTAL COMMON STOCKS -- 88.6% (Cost $1,869,341) .    $  1,258,765
                                                                   ------------

================================================================================
                                                                       MARKET
  SHARES       CASH EQUIVALENTS -- 8.1%                                VALUE
--------------------------------------------------------------------------------
   115,013     Merrimac Cash Fund -- Institutional Class
               (Cost $115,013) ................................    $    115,013
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE-- 96.7%
               (Cost $1,984,354) ..............................    $  1,373,778

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.3% ...          47,259
                                                                   ------------

               NET ASSETS-- 100.0% ............................    $  1,421,037
                                                                   ============

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

16
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